Supplement dated October 2, 2023
to the following initial summary prospectus(es):
Nationwide DestinationSM Architect 2.0 dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Effective October 15, 2023, the following changes apply for new contracts:
I.
The product will no longer be available in New York for contracts with applications signed on or after October 15, 2023.
Accordingly, the following changes apply to the initial summary prospectus:
(1)
The following sentence is added to the end of the first paragraph on the first page:
The contracts described in this prospectus are not available in the state of New York.
ISP-0722